Consolidated Schedule of Investments Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.51%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
8.81% Term Loan due 06/24/2025 (LIBOR + 5.750%)	$4,899,453	*	$4,849,943	$4,899,453
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
7.81% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$2,028,215	12/19/18	2,013,207	2,001,135
7.81% Term Loan due 12/20/2024 (LIBOR + 4.500%)	$1,460,747	09/30/21	1,440,599	1,441,243
			3,453,806	3,442,378
Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
7.72% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$984,848	04/05/22	849,322	850,507
Limited Liability Company Unit (B)	17,505 uts.	04/04/22	17,505	17,592
			866,827	868,099
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	141,272
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	36,436
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	177,708
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
11.17% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$3,387,097	04/06/21	3,325,049	3,329,446
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	254,910
			3,437,952	3,584,356
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	576,029

See Notes to Consolidated Financial Statements 1

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
8.06% First Lien Term Loan due 11/02/2027 (LIBOR + 5.500%) (G)	$1,991,818	11/02/21	$1,085,309	$1,091,353

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.05% Term Loan due 07/15/2027 (SOFR + 5.000%)	$953,049	07/15/22	893,032	892,376
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	22,440
			915,474	914,816
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,760,198	11/19/15	1,760,128	1,561,295
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	20,277
			1,985,428	1,581,572
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
8.37% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,334,530	11/08/19	2,316,414	2,333,298

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
9.67% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$3,676,500	10/30/18	3,632,104	3,618,216

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	553,394
			425,300	978,269
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
12.16% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	873,537	872,727
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	81,900
			964,537	954,627
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
8.92% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$2,806,316	11/30/21	2,084,965	2,088,337
12.00% HoldCo PIK Note due 05/19/2028	$629,490	11/30/21	619,252	620,398
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	66,859
			2,793,961	2,775,594

See Notes to Consolidated Financial Statements 2

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	$114,894	$223,469
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	88,015
			160,380	311,484
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	348,009	348,009

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.13% Term Loan due 10/14/2027 (LIBOR + 5.750%) (G)	$2,950,860	10/14/21	2,646,794	2,651,563
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	261,789
			2,879,495	2,913,352
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
8.92% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,683,308	10/03/18	1,675,255	1,683,308

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.12% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$2,189,466	05/14/18	2,172,910	2,077,803

Cadent, LLC
A provider of advertising solutions driven by data and technology.
10.17% Term Loan due 09/07/2023 (LIBOR + 6.500%)	$1,809,277	09/04/18	1,801,645	1,754,999
8.98% Term Loan due 09/11/2023 (LIBOR + 6.500%)	$690,723	07/13/22	671,419	670,001
			2,473,064	2,425,000
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
9.92% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$4,977,357	12/13/21	4,417,699	4,406,317

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
8.92% Term Loan due 12/27/2027 (LIBOR + 5.250%) (G)	$1,960,248	12/28/21	1,776,748	1,781,663
Limited Liability Company Unit (B) (F)	48,032 uts.	07/22/22	50,662	53,556
			1,827,410	1,835,219

See Notes to Consolidated Financial Statements 3

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
8.77% Term Loan due 07/14/2028 (SOFR + 5.750%) (G)	$1,401,240	07/18/22	$1,127,740	$1,126,874
11.00% HoldCo PIK Note 07/14/2029	$242,372	07/18/22	237,192	236,918
			1,364,932	1,363,792
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.52% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,344,758	01/29/21	3,290,696	3,247,760
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	71,129
			3,403,599	3,318,889
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
7.79% Term Loan due 12/28/2027 (LIBOR + 5.500%) (G)	$1,940,450	02/14/22	1,740,484	1,744,458
Preferred Stock (B)	55 shs.	02/14/22	55,101	95,521
			1,795,585	1,839,979
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
8.75% Term Loan due 04/17/2027 (SOFR + 7.750%, 10.00% Cash)	$4,145,431	*	4,063,152	4,054,915
Limited Liability Company Unit B (B)	13,449 uts.	04/23/20	—	80,965
* 04/23/20, 10/30/20 and 11/18/20.			4,063,152	4,135,880

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,636,753	04/15/22	2,591,041	2,591,879
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	904,891
			3,466,041	3,496,770
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
8.41% Term Loan due 04/19/2028 (SOFR + 5.650%) (G)	$1,474,842	04/15/22	1,337,810	1,340,096

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.83% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,212,256	01/30/20	1,200,936	1,163,766
Limited Liability Company Unit (B) (F)	2,575 uts.	*	103,121	46,517
* 01/30/2020 and 03/05/21.			1,304,057	1,210,283

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
8.92% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$2,873,926	12/22/20	2,833,429	2,636,828

See Notes to Consolidated Financial Statements 4

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
9.12% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$3,213,636	12/29/21	$2,395,448	$2,401,915
Common Stock (B)	4,483 shs.	12/29/21	190,909	179,984
			2,586,357	2,581,899
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,756,218	2,674,824
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	187,072
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,504,766	2,861,896

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
8.63% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$3,317,553	10/01/21	3,262,261	3,273,258
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	139,864
			3,411,197	3,413,122
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
7.78% Term Loan due 07/01/2027 (LIBOR + 5.500%) (G)	$3,495,658	07/20/21	3,133,655	3,124,213

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
9.81% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$3,407,080	11/22/21	3,353,880	3,267,389
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	133,007
			3,446,800	3,400,396
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
9.42% Term Loan due 12/30/2027 (LIBOR + 5.750%) (G)	$1,986,095	12/30/21	1,805,335	1,810,280

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
9.42% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$2,583,076	04/19/21	2,437,825	2,452,039

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	—

See Notes to Consolidated Financial Statements 5

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
9.52% Term Loan due 09/14/2027 (LIBOR + 6.250%)	$1,457,276	09/14/21	$1,433,113	$1,438,277

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.50% PIK) Senior Subordinated Note due 12/31/2023	$2,764,668	06/30/17	2,753,177	2,764,668
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,863,976
			3,560,093	4,628,644
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.42% Term Loan due 12/15/2025 (LIBOR + 6.750%)	$2,067,205	02/09/21	2,053,529	2,023,794

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
8.12% Term Loan due 11/05/2027 (LIBOR + 5.000%) (G)	$3,282,622	11/05/21	2,285,465	2,334,664

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	565,100
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	4,177,304

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
10.38% Second Lien Term Loan due 04/27/2030 (SOFR+ 7.350%)	$952,381	05/04/22	934,307	925,714
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	67,260
			1,001,570	992,974
Follett School Solutions
A provider of software for K-12 school libraries.
8.87% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$3,443,291	08/31/21	3,385,091	3,399,293
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	19,973
LP Interest (B) (F)	406 uts.	08/30/21	4,063	4,543
			3,407,019	3,423,809

See Notes to Consolidated Financial Statements 6

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
8.87% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$3,253,906	05/21/21	$2,090,763	$2,153,648
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	246,879
			2,309,513	2,400,527
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	261,174
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	261,174
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	1,559,055	2,012,595
Common Stock (B)	2,835 shs.	03/27/13	283,465	43,384
			1,842,520	2,055,979
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 04/27/2027 (LIBOR + 6.000%)	$4,811,640	*	4,792,058	4,758,712
8.31% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$99,201	04/27/21	97,690	98,486
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	248,524
* 12/19/17 and 04/16/19.			5,096,042	5,105,722

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	314,541
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	314,541

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$3,809,484	11/17/21	3,640,157	3,648,514

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	735,316

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.12% Term Loan due 03/30/2027 (LIBOR + 5.000%)	$1,761,542	03/26/21	1,735,156	1,731,466

See Notes to Consolidated Financial Statements 7

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
11.66% Term Loan due 07/07/2025 (SOFR + 8.750%) (G)	$1,500,000	07/27/22	1,137,971	1,136,591

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
8.82% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$803,928	04/05/22	789,200	790,455

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.67% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$915,224	11/21/19	912,593	798,991
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			912,593	798,991
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
9.20% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$2,183,521	02/05/20	2,156,417	2,131,117

i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
10.12% Term Loan due 03/31/2027 (SOFR + 8.645%)	$745,823	04/15/22	735,680	736,345
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	113,640
			853,442	849,985
JF Petroleum Group
A provider of repair, maintenance, instalation and projection management servicese to the US fueling infrastructure industry.
9.12% Term Loan due 04/20/2026 (LIBOR + 6.000%)	$1,410,753	05/04/21	1,380,367	1,319,054

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.28% First Lien Term Loan due 12/20/2027 (LIBOR + 5.750%) (G)	$2,523,207	02/28/22	2,148,744	2,153,442
Common Stock (B) (F)	768 shs.	02/28/22	76,794	76,794
			2,225,538	2,230,236

See Notes to Consolidated Financial Statements 8

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
7.01% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$2,577,354	11/18/20	$1,720,015	$1,718,995
7.01% First Lien Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$838,712	11/08/21	495,643	498,132
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	38,806
			2,256,767	2,255,933
Kings III
A provider of emergency phones and monitoring services.
8.90% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$1,000,000	08/31/22	743,715	743,425

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.67% Term Loan due 12/23/2027 (LIBOR + 5.000%) (G)	$3,477,223	02/07/22	2,967,518	2,973,969
Limited Liability Company Unit (F)	9,186 uts.	02/07/22	9,186	10,059
			2,976,704	2,984,028
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.92% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$4,941,075	*	4,868,631	4,868,331
* 12/22/2020 and 09/09/2021

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
9.13% Term Loan due (LIBOR + 6.500%) (G)	$1,250,493	07/14/22	1,128,553	1,127,649

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2022 (D)	$1,259,914	01/15/10	1,212,363	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2022 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—
Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gasses.
9.20% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,259,110	02/24/22	1,198,047	1,198,666

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	$1,735,060	$2,604
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,718	2,604
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
9.30% First Out Term Loan due 11/22/2025 (SOFR + 5.500%)	$1,008,899	11/25/19	998,126	1,008,899

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	25,184	—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	—
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	—

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12.00% Senior Subordinated Note due 03/20/2024	$2,297,872	03/09/18	2,292,374	2,259,574
12.00% Senior Subordinated Note due 03/31/2025	$797,325	03/31/22	784,055	784,036
Limited Liability Company Unit (B) (F)	474 uts.	03/09/18	499,440	1,302,279
			3,575,869	4,345,889
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
8.62% First Lien Term Loan due 07/30/2027 (LIBOR + 5.500%)	$2,376,000	08/09/21	2,337,517	2,337,984
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	182,000
			2,537,517	2,519,984
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027	$1,176,471	06/27/22	1,154,181	1,154,967
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	823,529
			1,977,710	1,978,496
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
8.68% Incremental Term Loan due 08/21/2026 (LIBOR + 6.000%)	$1,694,462	11/05/21	1,666,963	1,664,848
8.68% Term Loan due 08/21/2026 (LIBOR + 6.000%)	$1,141,668	08/25/20	1,123,109	1,121,715
			2,790,072	2,786,563

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
8.92% First Lien Term Loan due 11/30/2027 (LIBOR + 5.250%) (G)	$1,578,469	12/06/21	$1,150,873	$1,053,199
8.92% Incremental Term Loan due 12/06/2027 (LIBOR + 5.250%)	$1,734,967	12/28/21	1,708,482	1,601,374
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	129,945
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	—
			3,038,679	2,784,518
National Auto Care
A provider of professional finance and insurance products and consulting services to auto, RV, and powersports dealerships.
8.23% First Lien Term Loan due 09/28/2024 (SOFR + 5.250%) (G)	$1,988,408	12/20/21	1,774,467	1,762,504

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.24% Term Loan due 02/01/2026 (LIBOR + 5.250%) (G)	$2,363,074	02/10/21	2,332,988	2,344,273

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.42% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$1,547,435	10/01/21	1,521,643	1,520,728

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
9.12% Term Loan due 12/10/2028 (LIBOR + 6.000%) (G)	$1,957,851	12/20/21	1,656,827	1,657,920
9.12% Term Loan due 12/20/2028 (LIBOR + 6.000%)	$226,741	04/29/22	222,483	222,840
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	42,184
			1,921,494	1,922,944
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
7.98% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,343,546	03/31/22	1,103,066	1,105,523

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
8.64% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,456,381	12/30/20	3,382,979	3,393,398

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
6.20% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$3,276,973	12/23/19	3,241,616	3,231,520

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2023 (D)	$3,602,879	02/17/17	$3,602,686	$3,545,233
Common Stock Class B (B)	772,121 shs.	*	772,121	436,248
* 01/29/16 and 02/17/17.			4,374,807	3,981,481

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
9.27% Term Loan due 02/28/2024 (LIBOR + 6.000%)	$1,588,585	03/06/19	1,575,728	1,453,555

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carries in Florida.
8.78% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$3,599,964	12/20/21	3,511,756	3,491,965
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	167 uts.	12/22/21	—	—
			3,511,756	3,491,965
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
9.62% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$3,829,320	11/14/17	3,800,166	3,752,911
9.62% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$770,566	09/29/20	752,711	755,191
			4,552,877	4,508,102
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit (B)	1.51% int.	*	375,000	—
* 11/29/12 and 12/20/16.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
7.30% First Lien Term Loan due 12/03/2027 (LIBOR + 4.850%) (G)	$1,902,420	12/03/21	1,651,521	1,650,047
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	296,342
			1,947,864	1,946,389

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,170,983	07/31/14	$2,159,212	$1,421,994
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,421,994

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.21% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$2,961,665.00	11/15/21	2,417,962	2,381,738

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	—	183,715
Common Stock (B)	346,824 shs.	07/21/20	—	227,169
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	4,585
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	451
			436,067	415,920
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
9.59% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$1,802,903	03/15/22	1,383,048	1,372,537
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	63,161
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	130,645
			1,576,596	1,566,343
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.41% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,773,166	08/12/20	2,737,448	2,767,620
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	29,794
			2,782,251	2,797,414
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
8.39% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$3,283,368	12/09/20	3,222,455	3,223,993

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	595,745 uts.	11/13/17	374,731	1,617,448

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
7.46% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$1,932,039	11/15/21	$1,891,098	$1,897,826
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,947	78,947
			1,970,045	1,976,773
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
10.16% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$3,500,000	04/28/21	3,442,481	3,450,417
10.16% Incremental Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,120,000	11/15/21	1,100,234	1,104,133
			4,542,715	4,554,550
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.50% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,447,141	3,500,000

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.83% Term Loan due 06/22/2024 (LIBOR + 5.000%) (G)	$4,980,239	07/30/18	4,943,314	4,701,346

ROI Solutions
Call center outsourcing and end user engagement services provider.
8.67% Term Loan due 07/31/2024 (LIBOR + 5.000%) (G)	$2,452,714	07/31/18	2,437,720	2,452,714

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$4,832,688	*	4,760,809	4,760,399
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.25% Term Loan due 05/29/2024 (LIBOR + 6.000%)	$2,531,379	01/08/19	2,519,687	2,531,379

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
9.12% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$3,388,566	12/15/20	3,335,091	3,337,666
Common Stock (B)	59 shs.	12/16/20	59,372	80,934
			3,394,463	3,418,600

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sandvine Corporation
A provider of active network intelligence solutions.
11.12% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	$3,455,292	$3,489,500

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
7.62% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,702,890	07/27/18	3,669,231	3,410,361

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
9.15% Term Loan due 12/15/2027 (LIBOR + 5.500%) (G)	$3,487,764	12/16/21	2,373,260	2,434,951

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
8.07% Term Loan due 12/30/2026 (LIBOR + 5.000%) (G)	$3,454,677	12/30/20	3,066,982	3,081,984

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
10.57% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$3,500,000	03/02/21	3,421,983	3,452,685

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.39% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$3,478,382.00	11/03/21	2,801,613	2,801,603

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	20,499,149

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
8.60% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$2,743,680	12/23/19	2,714,688	2,706,158

Stackline
An e-commerce data company that tracks products sold through online retailers.
4.38% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$3,723,414	07/29/21	3,666,552	3,677,906
Common Stock (B)	2,720 shs.	07/30/21	85,374	142,882
			3,751,926	3,820,788

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.49% First Lien Term Loan due 12/02/2027 (LIBOR + 5.750%) (G)	$3,483,864	12/02/21	$2,226,705	$2,196,165

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	473,723
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	79,098
			377,922	552,821
Stratus Unlimited
A nationwide provide of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
8.38% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$1,885,622	07/02/21	1,509,657	1,518,091
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	149,300
			1,658,989	1,667,391
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.00% (1.00% PIK) Senior Subordinated Note due 08/01/2024	$4,106,000	*	4,060,076	4,062,527
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	165,325
Common Stock (B)	139 shs.	**	213,007	501,310
* 07/31/15 and 12/21/20.			4,417,494	4,729,162
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
8.62% Term Loan due 10/14/2028 (LIBOR + 5.500%) (G)	$1,985,889	10/28/21	1,514,733	1,476,256

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
8.78% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$1,000,000	03/31/22	935,753	937,614

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.92% Term Loan due 12/20/2027 (LIBOR + 5.250%) (G)	$4,091,606	12/20/21	3,410,224	3,419,474

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,825,710	04/29/22	$1,792,354	$1,794,301
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	1,675,288
			3,463,380	3,469,589
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
9.58% Holdco PIK Note due 10/21/2028	$2,358,773	10/28/21	2,318,276	2,326,100
7.90% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$1,165,565	12/21/21	199,891	202,919
			2,518,167	2,529,019
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.87% Term Loan due 12/02/2026 (LIBOR + 5.750%)	$3,433,619	*	3,381,605	3,370,828
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
9.58% Second Lien Term Loan 03/31/2030 (SOFR + 7.500%)	$948,718	04/01/22	930,932	932,888
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	73,590
			982,214	1,006,478
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	25,017

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
7.92% Term Loan due 02/10/2025 (LIBOR + 5.000%)	$1,623,627	02/13/20	1,610,184	1,560,306

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
8.67% Unitranche Term Loan due 02/19/2026 (LIBOR + 5.000%)	$3,454,701	02/25/21	3,410,303	3,402,753

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.50% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$2,444,733	01/23/15	2,358,740	2,444,733

Truck-Lite
See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
9.89% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$4,443,900	*	$4,385,833	$4,362,429
9.89% First Lien Term Loan due 04/28/2029 (LIBOR + 6.250%)	$512,644	11/15/21	503,883	503,246
* 12/13/2019 and 11/15/2021.			4,889,716	4,865,675

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.41% Term Loan due 10/01/2023 (LIBOR + 5.500%)	$4,581,230	09/28/18	4,563,346	4,517,092
8.42% Term Loan due 09/28/2023 (LIBOR + 5.500%)	$372,470	10/27/21	369,025	367,255
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	107,782
			5,057,053	4,992,129
Turnberry Solutions, Inc.
A provider of technology consulting services.
9.19% Term Loan due 07/30/2026 (SOFR + 6.000%)	$3,364,073	07/29/21	3,312,561	3,309,749

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
8.30% Term Loan due 11/12/2024 (SOFR + 5.750%)	$4,313,929	*	4,282,745	4,243,069
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
8.76% Term Loan due 12/15/2026 (LIBOR + 5.750%) (B)	$4,566,667	12/14/20	4,502,637	4,566,667

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.58% Term Loan due 06/01/2028 (LIBOR + 5.500%)	$3,402,778	06/01/21	3,347,684	3,402,778
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	76,811
			3,386,051	3,479,589
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
8.62% Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,805,135	05/17/18	4,778,884	4,709,032

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	116,438

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 106.51%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	$126,157	$493,753

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
8.58% Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$2,498,222	12/01/21	2,310,756	2,261,351
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	264,327
			2,614,135	2,525,678
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
7.87% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$2,490,962	01/09/20	2,456,930	2,459,779
8.37% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$592,132	09/21/20	581,149	582,658
			3,038,079	3,042,437
Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.42% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$2,085,024	02/09/22	1,111,820	1,116,285
Limited Liability Company Unit (B) (F)	65 uts.	02/09/22	65,036	76,361
			1,176,856	1,192,646

Total Private Placement Investments (E)			$331,677,184	$344,486,481

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.00%: (H)

Bonds - 4.00%
American Airlines Inc.	11.750	07/15/2025	$1,000,000	$993,851	$1,044,340
AOC, LLC	6.625	10/15/2029	140,000	122,637	105,000
Carriage Purchaser Inc.	7.875	10/15/2029	1,000,000	760,442	744,820
Cogent Communications	7.000	06/15/2027	1,250,000	1,212,758	1,175,570
Coronado Finance Pty Ltd.	10.750	05/15/2026	492,000	484,842	511,675
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	707,382
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,043,515	825,676
CVR Energy Inc.	5.750	02/15/2028	1,000,000	927,697	854,191
Frontier Communications	8.750	05/15/2030	387,000	387,000	387,248
Neptune Energy Bondco PLC	6.625	05/15/2025	1,000,000	991,876	928,365
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	959,253	843,515
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,090,273	1,024,045
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	769,536
Terrier Media Buyer, Inc.	8.875	12/15/2027	1,020,000	985,709	779,244
The Manitowoc Company, Inc.	9.000	04/01/2026	1,000,000	987,170	909,530
Trident TPI Holdings Inc.	9.250	08/01/2024	1,000,000	986,560	917,654
Verscend Holding Corp.	9.750	08/15/2026	965,000	1,006,399	931,225
Total Bonds				14,579,982	13,459,016

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$14,579,982	$13,459,016

Total Corporate Restricted Securities				$346,257,166	$357,945,497

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Corporate Public Securities - 2.47%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.03%
Almonde, Inc.	7.250	8.489	06/13/25	$940,734	$947,118	$759,059
Alpine US Bidco LLC	9.000	11.685	04/28/29	1,270,956	1,239,409	1,169,278
Edelman Financial Services	6.750	9.865	06/08/26	258,914	258,298	227,844
Front Line Power Construction LLC	12.500	15.450	11/01/28	448,875	424,264	429,125
Kenan Advantage Group Inc.	7.250	10.365	08/17/27	1,228,634	1,198,860	1,130,344
Magenta Buyer LLC	8.250	11.370	05/03/29	1,006,667	997,376	921,936
STS Operating, Inc.	8.000	11.115	04/25/26	1,000,000	1,010,000	962,500
Syncsort Incorporated	7.250	10.033	04/23/29	444,444	441,612	368,058
Wastequip, LLC	7.750	10.865	02/27/26	1,000,000	991,311	857,500
Total Bank Loans					7,508,248	6,825,644

Bonds - 0.41%
Genesis Energy, L.P.		6.500	10/01/25	675,000	653,198	610,267
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,003,989	764,208
Total Bonds					1,657,187	1,374,475

Common Stock - 0.03%
Chase Packaging Corporation (B)				9,541 shs	—	582
Orbital Energy Group Inc.				21,600 shs	24,648	10,260
Tourmaline Oil Corp				103,618 shs	—	75,411
Total Common Stock					24,648	86,253

Total Corporate Public Securities					$9,190,083	$8,286,372

Total Investments		108.98%			$355,447,249	$366,231,869
Other Assets		4.75				15,983,755
Liabilities		(13.73)				(46,153,729)
Total Net Assets		100.00%				$336,061,895
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2022, the value of these securities amounted to $344,486,481 or 102.51% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2022, total unfunded commitments amounted to $17,964,763 and had unrealized appreciation of $4,818 or 0.00% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.15%
Accurus Aerospace	$868,099
Bridger Aerospace	1,055,391
Compass Precision	3,496,770
CTS Engines	2,636,828
Narda-MITEQ (JFL-Narda Partners, LLC)	2,784,518
Sunvair Aerospace Group Inc.	4,729,162
Trident Maritime Systems	3,402,753
Trident TPI Holdings Inc.	917,654
Triumph Group, Inc.	764,208
20,655,383
AIRLINES - 1.32%
American Airlines Inc.	1,044,340
Echo Logistics	3,400,396
4,444,736
AUTOMOTIVE - 4.12%
Aurora Parts & Accessories LLC	978,269
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	954,627
English Color & Supply LLC	4,628,644
JF Petroleum Group	1,319,054
Omega Holdings	1,105,523
Truck-Lite	4,865,675
13,851,792
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.76%
The Caprock Group	2,529,019
The Hilb Group, LLC	3,370,828
5,899,847
BUILDING MATERIALS - 1.17%
Decks Direct, LLC	2,581,899
New Enterprise Stone & Lime Co Inc.	843,515
Wolf-Gordon, Inc.	493,753
3,919,167
CABLE & SATELLITE - 0.25%
CSC Holdings LLC	825,676

CHEMICALS - 1.09%
Kano Laboratories LLC	2,255,933
Polytex Holdings LLC	1,421,994
3,677,927
CONSTRUCTION MACHINERY - 0.00%
Orbital Energy Group Inc.	10,260

Industry Classification:	Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 6.83%
Accelerate Learning	$3,442,378
LYNX Franchising	4,868,331
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,127,649
MeTEOR Education LLC	4,345,889
Mobile Pro Systems	1,978,496
PPC Event Services	415,920
Prime Security Services, LLC	1,024,045
ROI Solutions	2,452,714
Turnberry Solutions, Inc.	3,309,749
22,965,171
CONSUMER PRODUCTS - 3.47%
AMS Holding LLC	576,029
Blue Wave Products, Inc.	311,484
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	2,055,979
Handi Quilter Holding Company (Premier Needle Arts)	314,541
HHI Group, LLC	735,316
Jones Fish	2,230,236
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	2,604
Renovation Brands (Renovation Parent Holdings, LLC)	1,976,773
Terrybear	3,469,589
11,672,551
DIVERSIFIED MANUFACTURING - 8.08%
Advanced Manufacturing Enterprises LLC	—
AOC, LLC	105,000
F G I Equity LLC	4,177,304
HTI Technology & Industries Inc (Trident Motion Technologies)	1,136,591
MNS Engineers, Inc.	2,519,984
Reelcraft Industries, Inc.	1,617,448
Resonetics, LLC	4,554,550
Safety Products Holdings, Inc.	3,418,600
Standard Elevator Systems	2,196,165
Strahman Holdings Inc.	552,821
Tank Holding	937,614
The Manitowoc Company, Inc.	909,530
Therma-Stor Holdings LLC	25,017
Trystar, Inc.	4,992,129
27,142,753

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 1.66%
Dwyer Instruments, Inc.	$3,124,213
Electric Power Systems International, Inc.	2,452,039
5,576,252
ENVIRONMENTAL - 1.41%
ENTACT Environmental Services, Inc.	2,023,794
Marshall Excelsior Co.	1,198,666
Northstar Recycling	1,520,728
4,743,188
FINANCIAL COMPANIES - 0.71%
Portfolio Group	2,381,738

FINANCIAL OTHER - 1.14%
Cogency Global	1,839,979
Edelman Financial Services	227,844
National Auto Care	1,762,504
3,830,327
FOOD & BEVERAGE - 4.54%
Alpine US Bidco LLC	1,169,278
Del Real LLC	2,861,896
PANOS Brands LLC	3,981,481
Sara Lee Frozen Foods	3,410,361
Westminster Acquisition LLC	116,438
Woodland Foods, Inc.	2,525,678
Ziyad	1,192,646
15,257,778
GAMING - 0.23%
Scientific Games Holdings LP	769,536

HEALTHCARE - 6.82%
Cadence, Inc.	2,077,803
Ellkay	1,438,277
GD Dental Services LLC	261,174
Heartland Veterinary Partners	3,648,514
Home Care Assistance, LLC	1,731,466
Illumifin	790,455
Navia Benefit Solutions, Inc.	2,344,273
Office Ally (OA TOPCO, LP)	1,922,944
RedSail Technologies	3,223,993
TherOX, Inc.	—
UroGPO, LLC	4,566,667
Verscend Holding Corp.	931,225
22,936,791

Industry Classification:	Fair Value/ Market Value

INDEPENDENT - 0.28%
Neptune Energy Bondco PLC	$928,365

INDUSTRIAL OTHER - 13.22%
ASPEQ Holdings	2,333,298
Cleaver-Brooks, Inc.	1,363,792
Concept Machine Tool Sales, LLC	1,210,283
E.S.P. Associates, P.A.	565,100
Front Line Power Construction LLC	429,125
IM Analytics Holdings, LLC	798,991
Industrial Service Solutions	2,131,117
Kings III	743,425
Media Recovery, Inc.	1,008,899
PB Holdings LLC	1,453,555
Polara	1,946,389
Specified Air Solutions (dba Madison Indoor Air Solutions)	20,499,149
Stratus Unlimited	1,667,391
STS Operating, Inc.	962,500
Tencarva Machinery Company	3,419,474
Wastequip, LLC	857,500
World 50, Inc.	3,042,437
44,432,425
LOCAL AUTHORITY - 0.89%
LeadsOnline	2,984,028

MEDIA & ENTERTAINMENT - 4.29%
Advantage Software	177,708
ASC Communications, LLC (Becker's Healthcare)	914,816
BrightSign	2,913,352
Cadent, LLC	2,425,000
DistroKid	3,413,122
HOP Entertainment LLC	—
Music Reports, Inc.	2,786,563
Terrier Media Buyer, Inc.	779,244
The Octave Music Group, Inc. (fka TouchTunes)	1,006,478
14,416,283
METALS & MINING - 0.15%
Coronado Finance Pty Ltd.	511,675

MIDSTREAM - 0.18%
Genesis Energy, L.P.	610,267

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2022
(Unaudited)

Industry Classification:	Fair Value/ Market Value

OIL FIELD SERVICES - 0.02%
Petroplex Inv Holdings LLC	$—
Tourmaline Oil Corp	75,411
75,411
PACKAGING - 1.27%
ASC Holdings, Inc.	1,581,572
Brown Machine LLC	1,683,308
Chase Packaging Corporation	582
Five Star Holding, LLC	992,974
4,258,436
PROPERTY AND CASUALTY - 1.04%
Pearl Holding Group	3,491,965

REFINING - 0.98%
CVR Energy Inc.	854,191
MES Partners, Inc.	—
Tristar Global Energy Solutions, Inc.	2,444,733
3,298,924
TECHNOLOGY - 26.34%
1WorldSync, Inc.	4,899,453
Almonde, Inc.	759,059
Amtech Software	1,091,353
Audio Precision	3,618,216
Best Lawyers (Azalea Investment Holdings, LLC)	2,775,594
CAi Software	4,406,317
Cash Flow Management	1,835,219
CloudWave	3,318,889
Command Alkon	4,135,880
Comply365	1,340,096
EFI Productivity Software	1,810,280
Follett School Solutions	3,423,809
GraphPad Software, Inc.	5,105,722
i-Sight	849,985
Magenta Buyer LLC	921,936
Options Technology Ltd	3,231,520
ProfitOptics	1,566,343
Recovery Point Systems, Inc.	2,797,414

Industry Classification:	Fair Value/ Market Value

REVSpring, Inc.	$3,500,000
RPX Corp	4,760,399
Ruffalo Noel Levitz	2,531,379
Sandvine Corporation	3,489,500
Scaled Agile, Inc.	2,434,951
Smart Bear	3,452,685
Smartling, Inc.	2,801,603
Springbrook Software	2,706,158
Stackline	3,820,788
Syncsort Incorporated	368,058
Syntax Systems Ltd.	1,476,256
Transit Technologies LLC	1,560,306
U.S. Legal Support, Inc.	4,243,069
VitalSource	3,479,589
88,511,826
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	387,248

TRANSPORTATION SERVICES - 9.10%
AIT Worldwide Logistics, Inc.	3,584,356
Carriage Purchaser Inc.	744,820
eShipping	2,334,664
FragilePAK	2,400,527
Kenan Advantage Group Inc.	1,130,344
Omni Logistics, LLC	3,393,398
Pegasus Transtech Corporation	4,508,102
Rock-it Cargo	4,701,346
SEKO Worldwide, LLC	3,081,984
VP Holding Company	4,709,032
30,588,573
WIRELESS - 0.35%
Cogent Communications	1,175,570

Total Investments - 108.98%
(Cost - $355,447,249)	$366,231,869

See Notes to Consolidated Financial Statements

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
See Notes to Consolidated Financial Statements 24

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have designated Barings as valuation designee to determine the fair value of the investments held by the Trust for which market quotations are not readily available. Barings has established a Pricing Committee which is responsible for setting the guidelines used in determining such fair values and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The consolidated financial statements include private placement restricted securities valued at $344,486,481 (102.51% of net assets) as of September 30, 2022, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
Bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will generally be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Adviser that is outside of the range provided by the independent valuation provider and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Pursuant to these procedures, the Adviser determines in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2022, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
 Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
 Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2022.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2022 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$34,196,468	$—	$13,459,016	$20,737,452
Bank Loans	277,453,016	—	—	277,453,016
Common Stock - U.S.	3,690,883	—	—	3,690,883
Preferred Stock	3,782,861	—	—	3,782,861
Partnerships and LLCs	38,822,269	—	—	38,822,269
Public Securities
Bank Loans	6,825,644	—	3,869,053	2,956,591
Corporate Bonds	1,374,475	—	1,374,475	—
Common Stock	86,253	10,842	—	75,411
Total	$366,231,869	$10,842	$18,702,544	$347,518,483
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2022.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$251,865,831	Income Approach	Implied Spread	8.7% - 26.6%	11.0%
	$3,452,685	Market Approach	Revenue Multiple	14.8x	14.8x
Corporate Bonds	$20,734,848	Income Approach	Implied Spread	13.3% - 39.0%	18.3%
	$2,604	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$44,219,007	Enterprise Value Waterfall Approach	Valuation Multiple	3.7x - 52.5x	11.8x
	$214,582	Market Approach	Revenue Multiple	0.2x - 16.5x	8.1x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $27,028,926 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2021	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2022
Restricted Securities
Corporate Bonds	$19,812,561	$828,476	$275,295	$(178,880)	$—	$—	$—	$20,737,452
Bank Loans	266,448,199	(1,945,760)	41,252,730	(1,348,122)	(26,954,031)	—	—	277,453,016
Common Stock - U.S.	2,597,553	495,387	900,323	(302,380)	—	—	—	3,690,883
Preferred Stock	3,555,582	(14,103)	403,111	(161,729)	—	—	—	3,782,861
Partnerships and LLCs	38,266,204	(2,683,596)	3,350,587	(110,926)	—	—	—	38,822,269
Public Securities
Bank Loans	2,220,737	(197,209)	667,246	—	(1,125)	1,146,942	(880,000)	2,956,591
Common Stock	82,031	(6,620)	—	—	—	—	—	75,411
	$332,982,867	$(3,523,425)	$46,849,292	$(2,102,037)	$(26,955,156)	$1,146,942	$(880,000)	$347,518,483
* For the nine months ended September 30, 2022, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase /(Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest Income (OID Amortization)	$792,414	$—
Net realized loss on investments before taxes	(2,009,907)	—
Net change in unrealized (depreciation) of investments before taxes	(2,305,932)	(2,225,161.00)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2022, the fair value of the Trust’s non-accrual assets was $10,089,388, or 2.8% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $14,168,099, or 4.0% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2022, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2022, the CI Subsidiary Trust has incurred income tax benefit of $179,010.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2022, the CI Subsidiary Trust has a deferred tax liability of $901,270.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.